SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2007

MANHATTAN ASSOCIATES, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	000-23999	58-2373424

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2300 Windy Ridge Parkway, Suite 700
Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 955-7070
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Approval of Manhattan Associates, Inc. 2007 Stock Incentive Plan
     On April 4, 2007, the Board of Directors of Manhattan Associates, Inc., a Georgia corporation (the “Company”), adopted the Manhattan Associates, Inc. 2007 Stock Incentive Plan (the “Plan”), subject to shareholder approval. On May 18, 2007, the shareholders of the Company approved the Plan at the Company’s 2007 Annual Meeting of Shareholders. The purpose of the Plan is to promote the Company’s long-term success and increase shareholder value by: attracting and retaining key employees and directors of outstanding ability; encouraging key employees and directors to focus on long-range objectives; and further aligning the interests of key employees and directors with the economic interests of the shareholders.
     Pursuant to the Plan, the Board of Directors or a committee appointed by the Board may grant the following types of stock incentives to employees and non-employee directors of, and consultants or advisors that provide services to, the Company or its subsidiaries: incentive and non-qualified stock options; restricted stock and restricted stock units; and stock appreciation rights. Each stock incentive award will be evidenced by a stock incentive agreement executed by the Company and the eligible recipient.
     The total number of shares of the Company’s Common Stock subject to the Plan shall not exceed 2,300,000 shares, subject to certain adjustments in the event of a change in the capitalization of the Company. Not more than 600,000 shares may be issued under the Plan as restricted stock or restricted stock units. To the extent any shares covered by a stock incentive remains unissued after the award is canceled, exchanged or expires unexercised, then such shares of Common Stock may again be available for use under the Plan. No further stock incentive awards will be made under the Company’s 1998 Stock Incentive Plan.
     Unless the Plan is earlier terminated in accordance with its provisions, no stock incentives will be granted under the Plan after the earlier of April 4, 2017, or the date on which all of the shares reserved for the Plan have been issued or are no longer available for use under the Plan.
     This summary of the Plan is qualified in its entirety by the more complete summary set forth in the Company’s Definitive Proxy Statement related to its 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 18, 2007, which summary is incorporated herein by reference, and by the full text of the Plan, which is filed herewith.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

Exhibit No.	Exhibit Description

10.1
Manhattan Associates, Inc. 2007 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement related to its 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 18, 2007 (Commission File No. 000-23999))

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN ASSOCIATES, INC.
	By:	/s/ Dennis B. Story
Dennis B. Story
Date: May 23, 2007		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1
Manhattan Associates, Inc. 2007 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement related to its 2007 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 18, 2007 (Commission File No. 000-23999))

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